Filed pursuant to Rule 497

SUPPLEMENT DATED MAY 2, 2016
TO THE PROSPECTUSES

FOR THE

INCAPITAL UNIT TRUSTS

As previously announced, on January 4, 2016, Incapital Holdings LLC, Incapital LLC and Incapital Asset Management LLC (collectively, “Incapital”) entered into an Asset Purchase Agreement with Nuveen Securities, LLC and Nuveen Investments, Inc. (together with their affiliates, “Nuveen”) pursuant to which Nuveen agreed to acquire the assets relating to the unit investment trust business of Incapital (the “Transaction”). The Transaction closed on April 30, 2016 (the “Closing”). Prior to the Closing, Incapital LLC served as sponsor and depositor for your Trust, and Incapital Asset Management LLC served as evaluator and supervisor for your Trust. Subsequent to the Closing, Nuveen Securities, LLC serves as sponsor and depositor for your Trust, and Nuveen Fund Advisors, LLC serves as evaluator and supervisor for your Trust.

Please keep for future reference.